Exhibit 10.3

   Change of Control Agreement between Premier Bancorp, Inc., Premier Bank and
                                 John J. Ginley

     Incorporated by reference to Exhibit 10.3 to our Quarterly Report on Form 10-QSB filed with the SEC on November 13, 1998.


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